Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Elias Nader, Chief Financial Officer and Senior Vice-President, Finance of QuickLogic Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended June 28, 2026 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date:	August 12, 2026	By:	/s/ Elias Nader
		Name:	Elias Nader
		Title:	Chief Financial Officer, and Senior Vice-President, Finance